811121.01-New York Server 7A - MSW

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     September 25, 2003 (September 25, 2003)
                Date of Report (Date of Earliest Event Reported)


                            ANTHRACITE CAPITAL, INC.
               (Exact name of Registrant as Specified in Charter)




          Maryland                    001-13937              13-397-8906
-----------------------------     -----------------    -----------------------
(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)         Identification No.)




          40 East 52nd Street                            10022
----------------------------------          --------------------------------
 (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (212) 409-3333


                                       N/A
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Item 5.           Other Events

         On September 25, 2003, Anthracite Capital, Inc. (the "Company") issued a press release announcing an acceleration of the Company's strategic reduction in residential mortgage backed securities. The Company also announced a cash dividend of $0.28 per share of the Company's common stock for the quarter ending September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

         99.1 Press Release issued by Anthracite Capital, Inc., dated September 25, 2003.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ANTHRACITE CAPITAL, INC.

                                      By: /s/ Robert L. Friedberg
                                          __________________________
                                          Name:   Robert L. Friedberg
                                          Title:  Vice President and Secretary



Dated:  September 25, 2003

                            ANTHRACITE CAPITAL, INC.
                           CURRENT REPORT ON FORM 8-K
              Report Dated September 25, 2003 (September 25, 2003)



                                  EXHIBIT INDEX

Exhibit No.      Description

99.1             Press Release issued by Anthracite Capital, Inc., dated
                 September 25, 2003.

                                                                 Exhibit 99.1


Contact:  Raymond Ahn
          212-754-5359
          ahr-info@blackrock.com


   ANTHRACITE CAPITAL ANNOUNCES ACCELERATION OF STRATEGIC REDUCTION IN RMBS
          PORTFOLIO TO REDUCE EARNINGS VOLATILITY; CASH DIVIDEND OF
                            $0.28 PER COMMON SHARE

NEW YORK, NY, September 25, 2003 - Anthracite Capital, Inc. ("Anthracite" or the "Company") (NYSE: AHR) today announced an acceleration of its strategic reduction in residential mortgage backed securities ("RMBS"). This strategic reduction in RMBS is expected to reduce earnings volatility of the Company over time.

Hugh Frater, President and Chief Executive Officer of the Company, said, "The Company and the Board of Directors have decided to accelerate the Company's strategic reduction of RMBS. This action is being taken because of the volatility of interest rates and the structural changes in the RMBS market. These changes, in the Company's view, have made holding a significant portfolio of RMBS securities inconsistent with the principal long-term strategic goal of the Company -- a dividend supported by consistent GAAP earnings."

Mr. Frater added, "Interest rates and the residential mortgage market have been extremely volatile. By reducing our RMBS holdings, it is expected that the Company's earnings will be more consistent. As previously disclosed, we have been pursuing a reduction of the size of our RMBS portfolio for some time. This is due to our reduced need for liquidity and also to our increasing concern over the risk adjusted returns available from investing in fixed rate RMBS. Based on current market conditions, we expect the allocation to RMBS to represent less than 25% of our total portfolio within the next few quarters, and our portfolio going forward is expected to reflect our longstanding intention to be primarily a holder of credit sensitive commercial real estate assets."

Mr. Frater continued, "The market phenomena behind this balance sheet restructuring is worthy of discussion given its significance for shareholders. Historically low interest rates in 2003, when combined with historically low costs of refinancing home mortgages, have led to record prepayments of RMBS as homeowners refinanced their mortgages underlying the RMBS. The large increase in interest rates in July 2003 spurred an expected slowdown in refinancings, which led to an increase in the expected duration and interest rate sensitivities of RMBS portfolios. We believe that across the capital markets this led owners of RMBS who hedge their holdings to sell Treasury securities in order to maintain the expected duration and interest rate sensitivities of their RMBS portfolios at a lower level. We also believe this selling, in and of itself, made interest rates increase even higher and helped produce extremely volatile bond market performance."

Third Quarter Dividend Declaration
As a consequence of the accelerated reduction in RMBS and market volatility, the Company's Board of Directors declared a cash dividend for the quarter ending September 30, 2003 of $0.28 per share of common stock. The cash dividend will be payable on October 31, 2003 to shareholders of record on September 30, 2003. The annualized dividend yield is 10.44% based upon the $10.73 closing price of Anthracite's common stock on September 24, 2003. The dividend is being adjusted to a level that the Company believes is more consistent with current market conditions.

Outlook and Reduced Management Fee
Primarily due to unrealized losses associated with stabilizing the interest rate sensitivity of the RMBS portfolio and realized losses in connection with downsizing the RMBS portfolio to further reduce risk, the Company expects to report net GAAP losses in the third quarter in the range of $0.40 to $0.52 per share of common stock. Reported GAAP earnings could continue to have some volatility based on the ongoing hedging requirements of the RMBS portfolio as it is reduced. In connection with the reduction in the dividend, management fees will be reduced by 20% over the next few quarters.

Shareholder Information
Anthracite has a dividend reinvestment plan that provides current owners of its common stock with a simple economical and convenient method of increasing their investment. Even if you are not a current owner of Anthracite common stock, the Company's transfer agent can issue registered stock directly to you without commission or markup. This transaction can be done regardless of whether or not shares are held in street name. To take advantage of this program stockholders must submit a signed authorization form to the Company's Transfer Agent. A printable version of the form is available on the Company's website or you can call or email the Company to obtain the authorization form and instructions. The Company's website address is www.anthracitecapital.com. The Company is currently offering a 2% discount to the trailing 12 business days' average, provided the stock price remains above threshold levels established by the Company at the time.

About Anthracite
Anthracite Capital, Inc. is a specialty finance company focused on investments in high yield real estate loans and related securities. Anthracite is externally managed by BlackRock Financial Management, Inc., which is a subsidiary of BlackRock, Inc. ("BlackRock") (NYSE:BLK), one of the largest publicly traded investment management firms in the United States with over $286 billion in global assets under management as of June 30, 2003. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC") (NYSE:PNC), a diversified financial services organization. Through its affiliates, PNC originates commercial, multifamily and residential real estate loans, and services $79 billion in commercial mortgage loans for third parties through its Midland Loan Services, Inc. subsidiary as of August 31, 2003.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions. Anthracite cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Anthracite assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Anthracite's Securities and Exchange Commission (the "SEC") reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of Anthracite's assets; (3) the relative and absolute investment performance and operations of Anthracite's manager; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Anthracite, BlackRock or PNC; (11) terrorist activities, which may adversely affect the general economy, real estate, financial and capital markets, specific industries, and Anthracite and BlackRock; and (12) the ability of Anthracite's manager to attract and retain highly talented professionals.

Anthracite's Annual Report on Form 10-K for the year ended December 31, 2002 and Anthracite's subsequent reports filed with the SEC, accessible on the SEC's website at http://www.sec.gov, identify additional factors that can affect forward-looking statements.

To learn more about Anthracite Capital, Inc., visit our website at www.anthracitecapital.com

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